UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

Enduro Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35333	45-6259461
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
601 Travis Street
16th Floor
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Enduro Resource Partners LLC (“Enduro”), the sponsor of Enduro Royalty Trust (the “Trust”), has informed The Bank of New York Mellon Trust Company, N.A. as Trustee  (the “Trustee”) of the Trust, that on May 15, 2018 Enduro and certain of its affiliates filed voluntary petitions for a court-supervised proceeding under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”).  Enduro has also informed the Trustee that it has entered into a purchase agreement with Evolution Petroleum Corporation (“Evolution”) relating to the sale of the properties in which the Trust holds a net profits interest and all of the outstanding trust units owned by Enduro. The purchase agreement and sale contemplated by the purchase agreement are subject to the bankruptcy proceedings and Court approval.

The Trust has not filed a Chapter 11 petition and expects to continue in the normal course.

Copies of press releases issued by Enduro and Evolution, respectively, are furnished as exhibits to this Form 8-K. Neither the Trust nor the Trustee makes any representation regarding the accuracy or completeness of the press releases, and neither the Trust nor the Trustee assumes any responsibility for them.

Forward-Looking Statements and Cautionary Statements

This Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Form 8-K, other than statements of historical facts, are “forward-looking statements” for purposes of these provisions. These forward-looking statements include statements regarding the expected sale of the Underlying Properties and of the outstanding trust units held by Enduro. Statements made in this Form 8-K are qualified by the cautionary statements made in this Form 8-K. Neither the Trust nor the Trustee intends, and neither assumes any obligation, to update any of the statements included in this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Enduro Resource Partners LLC Press Release dated May 15, 2018.

	Exhibit 99.2	Evolution Petroleum Corporation Press Release dated May 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enduro Royalty Trust
	By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: May 16, 2018	By:	/s/ Sarah Newell
Sarah Newell
Vice President